UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2024

Yum China Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37762	81-2421743
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 East Park Boulevard, Suite 805 Plano, Texas 75074 United States of America	Yum China Building 20 Tian Yao Qiao Road Shanghai 200030 People’s Republic of China
(Address, including zip code, of principal executive offices)

(469) 980-2898

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	YUMC	New York Stock Exchange
	9987	The Stock Exchange of Hong Kong Limited

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On August 5, 2024, Yum China Holdings, Inc. (the “Company”) issued a press release announcing its unaudited results for the second quarter ended June 30, 2024. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Financial Officer Transition

On August 2, 2024, Mr. Andy Yeung notified the Company that he intends to resign as Chief Financial Officer of the Company. Mr. Yeung will step down from the position of Chief Financial Officer, effective September 30, 2024.The Board of Directors of the Company (the “Board”) has appointed Mr. Adrian Ding, the Company’s Chief Investment Officer and General Manager of the Company’s Lavazza joint venture, as its Acting Chief Financial Officer, effective October 1, 2024.

In connection with Mr. Yeung’s resignation, the Company and Mr. Yeung entered into a transition and advisor agreement, (the “Transition Agreement”). Pursuant to the Transition Agreement, from October 1, 2024 to February 28, 2025 (the “Transition Period”), Mr. Yeung will continue to be employed by the Company to provide advisory services to the Company’s Chief Executive Officer, with a monthly base salary of US$35,000 for 80 hours of service per month during the Transition Period. Mr. Yeung will also be entitled to a cash bonus under the 2024 annual incentive program, with any payout based on the actual individual factor and team factor results to be approved by the Compensation Committee of the Board. Under the terms of the Transition Agreement, Mr. Yeung has agreed to be bound by covenants relating to non-competition, non-solicitation, non-disparagement and non-disclosure.

The foregoing summary of the Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transition Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Mr. Adrian Ding, age 38, joined the Company in March 2019 as Vice President of Corporate Finance. He has served as Chief Investment Officer of the Company since February 2020 and additionally as General Manager of the Company’s Lavazza joint venture since March 2022. Prior to joining the Company, Mr. Ding worked for Alibaba Group Holding Limited from 2018 to early 2019, responsible for strategic investments in the technology and media sectors. Before that, Mr. Ding gained extensive experience in investment banking, having advised clients on a number of capital markets and M&A projects. Mr. Ding worked at UBS AG as a Director in Investment Banking. He also previously worked at Morgan Stanley and Citigroup Global Markets Asia Limited. Mr. Ding currently serves as a director of Fujian Sunner Development Co., Ltd. (Shenzhen Stock Exchange: 002299). Mr. Ding obtained a master’s degree in business administration (MBA) from Columbia Business School, and a bachelor’s degree in quantitative finance from Hong Kong University of Science and Technology.

The Compensation Committee of the Board approved an additional cash payment of US$6,560 per month to Mr. Ding for the duration of his service as the Company’s Acting Chief Financial Officer.

Director Appointment

On August 5, 2024, the Board expanded its size from 11 directors to 12 directors and appointed Ms. Mikel A. Durham, former chief executive officer of American Seafoods Group, as a director, effective August 12, 2024, to serve for a term expiring at the 2025 annual meeting of stockholders of the Company or until her earlier death, resignation or removal. The Board determined that Ms. Durham is independent of the Company and its management under the New York Stock Exchange listing standards and the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited.

Ms. Durham will be entitled to an annual retainer equal to $315,000 for her service as a director, which will be pro-rated from the date of her appointment, payable in Company common stock or, if requested by her, up to one-half in cash. In connection with her appointment, the Company and Ms. Durham will enter into the Company’s standard form of director indemnification agreement, the form of which was filed as Exhibit 10.10 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 1, 2016.

There are no arrangements or understandings between Ms. Durham and any other persons pursuant to which Ms. Durham was selected as a director. There are no transactions involving the Company and Ms. Durham that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

A copy of the press release announcing the CFO transition and the director appointment is attached as Exhibit 99.2 to this Current Report on Form 8-K.

A copy of the resignation letter of Mr. Yeung is attached as Exhibit 99.3 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished with this report:

Exhibit No.	Exhibit Description
10.1	Transition and Advisor Agreement, dated August 4, 2024, by and between Yum China Holdings, Inc. and Andy Yeung.
99.1	Press Release of Yum China Holdings, Inc. issued August 5, 2024 announcing its unaudited results for the second quarter ended June 30, 2024.
99.2	Press Release of Yum China Holdings, Inc. issued August 5, 2024 announcing the CFO transition and the director appointment.
99.3	Resignation Letter of Andy Yeung dated August 2, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM CHINA HOLDINGS, INC.

	By:	/s/ Pingping Liu
		Name:	Pingping Liu
		Title:	Chief Legal Officer
Date: August 5, 2024